                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                October 9, 2000


                          Leslie's Poolmart, Inc.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                      0-18741                    95-4620298
(STATE OR OTHER JURISDICTION          (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO)


      20630 Plummer St.                                              91311
    Chatsworth, California                                         (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE
           OFFICES)

Registrant's telephone number, including area code               (818) 993-4212


                                Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)   Dismissal of Independent Accounting Firm.

      (i) On October 3, 2000, the registrant dismissed Arthur Andersen LLP (the "principal accountant") as its independent accountant.

      (ii) None of the principal accountant's reports on the financial statements of the registrant for the registrant's two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

      (iii) The decision to change independent accountants was approved by the board of directors of the registrant.

      (iv) During the preceding two fiscal years and any subsequent interim period preceding the dismissal of the principal accountant, the registrant had no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountant, would have caused the principal accountant to make reference to the subject matter of the disagreements in connection with the principal accountant's reports.

      (v)   None of the reportable events listed in paragraphs
(a)(1)(v)(A)-(D) of Item 304 of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the dismissal of the principal accountant.

      (vi) The registrant requested that the principal accountant furnish a letter stating whether or not the principal accountants agree with the above statements. A copy of this letter, dated October 3, 2000, is filed as
Exhibit 16.1 to this Form 8-K.

(b)   Engagement of New Independent Accountants.

      (i) On October 3, 2000, the registrant formally engaged Ernst & Young (the "new independent accountant") to audit the registrant's financial statements. The new independent accountant was not consulted on any matter described in Item 304(a)(2) of Regulation S-K during the registrant's two most recent fiscal years and subsequent interim periods preceding the engagement of the new independent accountant. The new independent accountant has reviewed and approved the content of this Report on Form 8-K and has declined the opportunity to file any clarifying statement with the Commission.

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Item 7.  Financial Statements and Exhibits.

The following exhibit is filed with this report:


Exhibit          Description
-------          -----------
16.1             Letter from Arthur Andersen LLP regarding its concurrence
                 with the registrant's statement regarding change of
                 accountants.

















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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LESLIE'S POOLMART, INC.
                                       --------------------------------
                                       (Registrant)


Date:  October 9, 2000                 By: /s/ Donald J. Anderson
                                           ---------------------------
                                           Donald J. Anderson,
                                           Chief Financial Officer














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